EX-99.B-77D(g)

SUB-ITEM 77D(g): Any other investment policy set forth in the registrant’s charter, by-laws or prospectus.

IVY FUNDS

Supplement dated September 29, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

as supplemented February 22, 2017, March 2, 2017, April 7, 2017, May 18, 2017, July 28, 2017, August 18, 2017 and September 18, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following replaces the “General Comparison of Class A and Class C Shares” table in the “Your Account — Choosing a Share Class” section on page 73 (the footnote remains unchanged):

General Comparison of Class A and Class C Shares
Class A	Class C
Initial sales charge	No initial sales charge
1.00% deferred sales charge[1]	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%
Effective January 1, 2018, converts to Class A shares ten years from the month in which the shares were purchased, thus reducing future annual expenses
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

Effective January 1, 2018, the following replaces the last sentence of the first paragraph in the “Your Account — Choosing a Share Class — Class C Shares” section on page 79:

Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

*****

IVY FUNDS

Supplement dated September 29, 2017 to the

Ivy Funds Statement of Additional Information

dated January 31, 2017

as supplemented February 22, 2017, May 18, 2017 and August 18, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following is inserted as a new sentence immediately following the last sentence of the second paragraph in the “Trust Shares — The Shares of the Funds” section on page 101:

Class C shares that have been held by a shareholder for ten years will convert, automatically, ten years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes.

*****

IVY FUNDS

Supplement dated September 29, 2017 to the

Ivy Bond Fund and Ivy Government Securities Fund Prospectus

dated September 1, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following replaces the “General Comparison of Class A, Class B and Class C Shares” table in the “Your Account — Choosing a Share Class” section on page 25 (the footnotes remain unchanged):

General Comparison of Class A, Class B and Class C Shares
Class A	Class B1	Class C
Initial sales charge	N/A	No initial sales charge
1.00% deferred sales charge[2]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	Effective January 1, 2018, converts to Class A shares ten years from the month in which the shares were purchased, thus reducing future annual expenses
For an investment of $1 million or more, only Class A shares are available		Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

Effective January 1, 2018, the following replaces the last sentence of the first paragraph in the “Your Account — Choosing a Share Class — Class C Shares” section on page 31:

Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

*****

IVY FUNDS

Supplement dated September 29, 2017 to the

Ivy Bond Fund and Ivy Government Securities Fund Statement of Additional Information

dated September 1, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following replaces the second sentence of the third paragraph in the “Trust Shares — The Shares of the Funds” section on page 70:

Class B and Class C shares that have been held by a shareholder for eight and ten years, respectively, will convert, automatically, eight and ten years, respectively, after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes.

*****

IVY FUNDS

Supplement dated September 29, 2017 to the

Ivy IG International Small Cap Fund Prospectus

dated January 10, 2017

as supplemented February 22, 2017, April 7, 2017 and July 28, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following replaces the “General Comparison of Class A and Class C Shares” table in the “Your Account — Choosing a Share Class” section on page 14 (the footnote remains unchanged):

General Comparison of Class A and Class C Shares
Class A	Class C
Initial sales charge	No initial sales charge
1.00% deferred sales charge[1]	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%
Effective January 1, 2018, converts to Class A shares ten years from the month in which the shares were purchased, thus reducing future annual expenses
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

Effective January 1, 2018, the following replaces the last sentence of the first paragraph in the “Your Account — Choosing a Share Class — Class C Shares” section on page 18:

Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

*****

IVY FUNDS

Supplement dated September 29, 2017 to the

Ivy IG International Small Cap Fund Statement of Additional Information

dated January 10, 2017

as supplemented February 22, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following is inserted as a new sentence immediately following the last sentence of the third paragraph in the “Fund Shares — The Shares of the Funds” section on pages 65-66:

Class C shares that have been held by a shareholder for ten years will convert, automatically, ten years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes.

*****

IVY FUNDS

Supplement dated September 18, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

as supplemented February 22, 2017, March 2, 2017, April 7, 2017, May 18, 2017, July 28, 2017 and August 18, 2017

Effective immediately, the following replaces the “Example” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on pages 16-17:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$695	$1,074	$1,478	$2,601
Class C Shares	186	682	1,204	2,637
Class E Shares	375	745	1,137	2,229
Class I Shares	82	399	739	1,700
Class N Shares	82	367	674	1,545
Class R Shares	153	592	1,057	2,345
Class Y Shares	122	489	880	1,977

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$695	$1,074	$1,478	$2,601
Class C Shares	186	682	1,204	2,637
Class E Shares	375	745	1,137	2,229
Class I Shares	82	399	739	1,700
Class N Shares	82	367	674	1,545
Class R Shares	153	592	1,057	2,345
Class Y Shares	122	489	880	1,977

*****

IVY FUNDS

Supplement dated September 18, 2017 to the

Ivy Crossover Credit Fund Prospectus

dated April 3, 2017

as supplemented July 28, 2017 and August 18, 2017

Effective immediately, the following replaces the “Example” section for Ivy Crossover Credit Fund on pages 3-4:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A Shares	$662	$878
Class E Shares	346	558
Class I Shares	66	249
Class N Shares	66	217
Class R Shares	143	449
Class Y Shares	92	326

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A Shares	$662	$878
Class E Shares	346	558
Class I Shares	66	249
Class N Shares	66	217
Class R Shares	143	449

	1 Year	3 Years
Class Y Shares	92	326

*****

IVY FUNDS

Supplement dated August 18, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

as supplemented February 22, 2017, March 2, 2017, April 7, 2017, May 18, 2017 and July 28, 2017

1)

Effective September 18, 2017, the maximum sales load for Class E shares of Ivy Pictet Emerging Markets Local Currency Debt Fund (when offered) will be reduced to 2.50%. Therefore, on that date, the following changes are made to the prospectus.

∎	The following replaces in its entirety the table titled “Shareholder Fees” under the “Fees and Expenses” section on page 16:

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class E	Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%[1]	1.00%[1]	None	None	None	None	None
Maximum Account Fee	$20[2]	$20[2]	$20[2]	None	None	None	None

∎

The following replaces in its entirety the chart titled “Calculation of Sales Charges on Class A and Class E (when offered within Ivy Pictet Emerging Markets Local Currency Debt Fund) Shares” under the “Your Account — Choosing a Share Class” section beginning on page 74:

Calculation of Sales Charges on Class A Shares

Ivy Apollo Multi-Asset Income Fund Ivy Apollo Strategic Income Fund Ivy Pictet Emerging Markets Local Currency Debt Fund Ivy Pictet Targeted Return Bond Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy California Municipal High Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Calculation of Sales Charges on Class E Shares (when offered)

Ivy Pictet Emerging Markets Local Currency Debt Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

2)

Effective September 18, 2017, the minimum amount to open an account for Class E shares of Ivy Pictet Emerging Markets Local Currency Debt Fund (when offered) will be reduced to $250. Therefore, on that date, the following changes are made to the prospectus:

∎	The following replaces in its entirety the table under the section “Purchase and Sale of Fund Shares” on page 23:

For Class A, Class C and Class E:
To Open an Account (Class A and Class C)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

∎	The following replaces in its entirety the table under the section “Your Account — Buying Shares — Minimum Investments” beginning on page 87:

For Class A, Class C and Class E (when offered):
To Open an Account (Class A and Class C)	$750 (per Fund)
To Open an Account (Class E)	$250 (per Fund)
For certain exchanges	see below[1]
For accounts opened with AIS	$150 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
For retirement accounts established with employer discretionary contributions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For payroll deductions and salary deferral	Any amount
For Class I, Class N, Class R and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

[1]

Minimum investment for an exchange is either (i) a single $750 exchange ($250 exchange for Class E shares) or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

3)	Effective September 18, 2017, the reference to “investing $1 million or more” on page 76 is changed to “investing $1 million or more ($250,000 or more for Class E Shares)”.

*****

IVY FUNDS

Supplement dated August 18, 2017 to the

Ivy Funds Statement of Additional Information

dated January 31, 2017

as supplemented February 22, 2017, and May 18, 2017

1)

Effective September 18, 2017, the following replaces in its entirety the chart titled “Sales Charges for Class A and Class E (when offered) Shares” under the “Investment Advisory and Other Services” section beginning on page 85:

Sales Charges for Class A Shares

IDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for Class C shares and for certain Class A shares are paid to financial advisors and managers of IDI and third-party selling broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following tables:

Each Fund except Ivy California Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy California Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Sales Charges for Class E Shares (when offered)

IDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class E shares as described below and in the Prospectus. A major portion of the sales charge for Class E shares are paid to financial advisors and managers of IDI and third-party selling broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Ivy Pictet Emerging Markets Local Currency Debt Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% — Sales of $1.0 million ($250,000 for Class E Shares) to $3,999,999.99

0.50% — Sales of $4.0 million to $49,999,999.99

0.25% — Sales of $50.0 million or more

On each purchase of the Class A and Class E (when offered) shares of the Funds offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be described in each Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).

2)

Effective September 18, 2017, the following replaces the first sentence of the second paragraph of the “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” section on page 102:

Initial investments must be at least $750 (per Fund) for Class A and Class C shares, and at least $250 (per Fund) for Class E shares, with the exceptions described in this paragraph.

3)	Effective September 18, 2017, the reference to “investing $1 million or more” on page 104 is changed to “investing $1 million or more ($250,000 or more for Class E Shares)”.

*****

IVY FUNDS

Supplement dated August 18, 2017 to the

Ivy Crossover Credit Fund Prospectus

dated April 3, 2017

as supplemented July 28, 2017

1)	Effective September 18, 2017, the maximum sales load for Class E shares of the Fund (when offered) will be reduced to 2.50%. Therefore, on that date, the following changes are made to the prospectus.

∎	The following replaces in its entirety the table titled “Shareholder Fees” under the “Fees and Expenses” section on page 3:

Shareholder Fees

(fees paid directly from your investment)	Class A	Class E	Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%[1]	None	None	None	None	None
Maximum Account Fee	$20[2]	$20[2]	None	None	None	None

∎

The following replaces in its entirety the chart titled “Calculation of Sales Charges on Class A and Class E (when offered) Shares” under the “Your Account — Choosing a Share Class” section on page 19:

Calculation of Sales Charges on Class A Shares

Ivy Crossover Credit Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Calculation of Sales Charges on Class E Shares (when offered)

Ivy Crossover Credit Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

2)

Effective September 18, 2017, the minimum amount to open an account for Class E shares of the Fund (when offered) will be reduced to $250. Therefore, on that date, the following changes are made to the prospectus:

∎	The following replaces in its entirety the table under the section “Purchase and Sale of Fund Shares” on page 7:

For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

∎	The following replaces in its entirety the table under the section “Your Account — Buying Shares — Minimum Investments” on page 31:

For Class A and Class E:
To Open an Account (Class A)	$750 (per Fund)
To Open an Account (Class E)	$250 (per Fund)
For certain exchanges	see below[1]
For accounts opened with AIS	$150 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
For retirement accounts established with employer discretionary contributions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For payroll deductions and salary deferral	Any amount
For Class I, Class N, Class R and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

[1]

Minimum investment for an exchange is either (i) a single $750 exchange ($250 exchange for Class E shares) or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

3)	Effective September 18, 2017, the reference to “investing $1 million or more” on page 20 is changed to “investing $1 million or more ($250,000 or more for Class E Shares)”.

*****

IVY FUNDS

Supplement dated August 18, 2017 to the

Ivy Crossover Credit Fund Statement of Additional Information

dated April 3, 2017

1)

Effective September 18, 2017, the following replaces in its entirety the chart titled “Sales Charges for Class A and Class E (when offered) Shares” under the “Investment Advisory and Other Services” section on page 60:

Sales Charges for Class A Shares

IDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for Class C shares and for certain Class A shares are paid to financial advisors and managers of IDI and third-party selling broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Sales Charges for Class E Shares (when offered)

IDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class E shares as described below and in the Prospectus. A major portion of the sales charge for Class E shares are paid to financial advisors and managers of IDI and third-party selling broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% — Sales of $1.0 million ($250,000 for Class E Shares) to $3,999,999.99

0.50% — Sales of $4.0 million to $49,999,999.99

0.25% — Sales of $50.0 million or more

On each purchase of the Class A and Class E shares of the Fund offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be described in each Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).

2)

Effective September 18, 2017, the following replaces the first sentence of the second paragraph of the “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” section on page 66:

Initial investments must be at least $750 (per Fund) for Class A and Class C shares, and at least $250 (per Fund) for Class E shares, with the exceptions described in this paragraph.

3)	Effective September 18, 2017, the reference to “investing $1 million or more” on page 68 is changed to “investing $1 million or more ($250,000 or more for Class E Shares)”.

*****

IVY FUNDS

Supplement dated August 18, 2017 to the

Ivy ProShares Index Funds Prospectus

dated April 20, 2017

as supplemented July 28, 2017

Effective September 18, 2017, Class E shares of each of the five funds included in this prospectus will be opened to new investments and will be available for purchase pursuant to the terms contained in this prospectus.

Effective September 18, 2017, the minimum amount to open an account for Class E shares of each Fund will be reduced to $250. Therefore, on that date, the following changes are made to the prospectus:

∎	The following replaces in its entirety the table under the section “Purchase and Sale of Fund Shares” on pages 6, 10, 16, 21 and 26:

For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class R:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

∎	The following replaces in its entirety the table under the section “Your Account — Buying Shares — Minimum Investments” on page 59:

For Class A and Class E:
To Open an Account (Class A)	$750 (per Fund)
To Open an Account (Class E)	$250 (per Fund)
For certain exchanges	see below[1]
For accounts opened with AIS	$150 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
For retirement accounts established with employer discretionary contributions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For payroll deductions and salary deferral	Any amount
For Class I, Class N and Class R:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

[1]

Minimum investment for an exchange is either (i) a single $750 exchange ($250 exchange for Class E shares) or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

*****

IVY FUNDS

Supplement dated August 18, 2017 to the

Ivy ProShares Index Funds Statement of Additional Information

dated April 20, 2017

as supplemented July 21, 2017

Effective September 18, 2017, Class E shares of each of the five funds included in this statement of additional information will be opened to new investments and will be available for purchase pursuant to the terms contained in each funds’ prospectus.

Effective September 18, 2017, the following replaces the first sentence of the second paragraph of the “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” section on page 58:

Initial investments must be at least $750 (per Fund) for Class A shares and $250 (per Fund) for Class E shares, with the exceptions described in this paragraph.

*****

IVY FUNDS

Supplement dated July 28, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

and as supplemented February 22, 2017, March 2, 2017, April 7, 2017 and May 18, 2017

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section on pages 2, 11, 24 and 31:

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on page 16:

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

The following replaces the first sentence of the first paragraph of the “Your Account — Buying Shares — Low Balance Fee” section on page 88:

For Class A and Class C shares, if your account balance falls below $650 (per Fund) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment.

*****

IVY FUNDS

Supplement dated July 28, 2017 to the

Ivy Crossover Credit Fund Prospectus

dated April 3, 2017

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section on page 3:

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

The following replaces the first sentence of the first paragraph of the “Your Account — Buying Shares — Low Balance Fee” section on page 31:

For Class A shares, if your account balance falls below $650 at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20.

*****

IVY FUNDS

Supplement dated July 28, 2017 to the

Ivy IG International Small Cap Fund Prospectus

dated January 10, 2017

as supplemented February 22, 2017 and April 7, 2017

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section on page 1:

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

The following replaces the first sentence of the first paragraph of the “Your Account — Buying Shares — Low Balance Fee” section on page 25:

For Class A and Class C shares, if your account balance falls below $650 at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20.

*****

IVY FUNDS

Supplement dated July 28, 2017 to the

Ivy PineBridge High Yield Fund Prospectus

dated May 18, 2017

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section on page 3:

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

The following replaces the first sentence of the first paragraph of the “Your Account — Buying Shares — Low Balance Fee” section on page 29:

For Class A shares, if your account balance falls below $650 at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20.

*****

IVY FUNDS

Supplement dated July 28, 2017 to the

Ivy ProShares Index Funds Prospectus

dated April 20, 2017

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section on pages 3, 7, 11, 17 and 22:

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

The following replaces the first sentence of the first paragraph of the “Your Account — Buying Shares — Low Balance Fee” section on page 59:

For Class A shares, if your account balance falls below $650 (per Fund) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment.

*****

IVY FUNDS

Supplement dated July 21, 2017 to the

Ivy ProShares Index Funds Statement of Additional Information

dated April 20, 2017

The following replaces the second full paragraph of the “Investment Advisory and Other Services – Sales Charges for Class A and Class E Shares” section on page 52:

IDI may pay broker-dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% — Sales of $250,000 to $3,999,999.99

0.50% — Sales of $4.0 million to $49,999,999.99

0.25% — Sales of $50.0 million or more

*****

IVY FUNDS

Supplement dated May 18, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

as supplemented February 22, 2017, March 2, 2017 and April 7, 2017

Effective immediately, the following table and related footnotes replace the “Annual Fund Operating Expenses” table (and existing footnotes corresponding to that table) in the “Fees and Expenses” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on page 16:

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class E	Class I	Class N	Class R	Class Y
Management Fees[3]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%	0.00%	0.50%	0.25%
Other Expenses	0.88%	0.59%	0.57%	0.72%	0.57%	0.81%	0.71%
Total Annual Fund Operating Expenses	1.88%	2.34%	1.57%	1.47%	1.32%	2.06%	1.71%
Fee Waiver and/or Expense Reimbursement[4,5]	0.63%	0.51%	0.51%	0.67%	0.52%	0.56%	0.51%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.83%	1.06%	0.80%	0.80%	1.50%	1.20%

[3]	Management Fees have been restated, effective May 18, 2017, thereby causing the Total Annual Fund Operating Expenses to not correlate to the expense ratio shown in the Financial Highlights table.

[4]

Through January 31, 2019, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares and Class Y shares at 1.25%; Class C shares at 2.00%; Class E shares at 1.40%; Class I shares and Class N shares at 0.80%; and Class R shares at 1.50%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes below its respective expense cap.

[5]

Through January 31, 2018, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IDI, WISC or the Board.

Effective immediately, the following replaces the “Example” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on pages 16-17:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Year	10 Years

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$695	$1,074	$1,478	$2,601
Class C Shares	186	682	1,204	2,637
Class E Shares	697	1,055	1,436	2,494
Class I Shares	82	399	739	1,700
Class N Shares	82	367	674	1,545
Class R Shares	153	592	1,057	2,345
Class Y Shares	122	489	880	1,977

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$695	$1,074	$1,478	$2,601
Class C Shares	186	682	1,204	2,637
Class E Shares	697	1,055	1,436	2,494
Class I Shares	82	399	739	1,700
Class N Shares	82	367	674	1,545
Class R Shares	153	592	1,057	2,345
Class Y Shares	122	489	880	1,977

*****

IVY FUNDS

Supplement dated May 18, 2017 to the

Ivy Funds Statement of Additional Information

dated January 31, 2017

as supplemented February 22, 2017

Effective immediately, the following replaces the “Fee Payable to Pictet UK as a Percentage of the Fund’s Average Net Assets” table in the “Investment Advisory and Other Services” section for Ivy Pictet Emerging Markets Local Currency Debt Fund (formerly, Ivy Emerging Markets Local Currency Debt Fund) on page 78:

Fee Payable to Pictet UK as a Percentage of the Fund’s Average Net Assets
Fund Name	Fund Assets	Fee
Ivy Pictet Emerging Markets Local Currency Debt Fund ....	up to $1 billion	0.400%
	over $1 billion and up to $2 billion	0.385%
	over $2 billion and up to $5 billion	0.370%
	over $5 billion and up to $10 billion	0.360%
	over $10 billion	0.345%

*****

IVY FUNDS

Supplement dated April 7, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

as supplemented February 22, 2017 and March 2, 2017

Effective April 10, 2017, additional sales charge reduction and waiver categories will be added to certain share classes of the Funds for purchases through specific intermediaries. Therefore, the prospectus is amended as follows:

For each Fund’s summary prospectus section, the following is inserted as a new sentence immediately following the third sentence of the first paragraph of the “Fees and Expenses” section:

Further information about intermediary sales charge discounts may be found in Appendix A — Intermediary Sales Charge Discounts and Waivers.

The following is inserted as a new paragraph immediately preceding the third paragraph of the “Your Account — Choosing a Share Class” section on page 73:

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled Intermediary Sales Charge Discounts and Waivers. Appendix A is incorporated herein by reference (is legally a part of this prospectus).

The following is inserted as Appendix A (page A-1), immediately following the last page of the prospectus:

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Funds’ prospectus.

PURCHASES THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

∎

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

∎	Shares purchased by or through a 529 Plan.
∎	Shares purchased through a Merrill Lynch affiliated investment advisory program.
∎	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
∎	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
∎	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

∎	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
∎	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.
∎

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A, B and C Shares available at Merrill Lynch

∎	Death or disability of the shareholder.
∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
∎	Return of excess contributions from an IRA Account.
∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2.
∎	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
∎	Shares acquired through a right of reinstatement.
∎	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only).

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

∎	Breakpoints as described in this prospectus.
∎

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

∎	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

*****

IVY FUNDS

Supplement dated April 7, 2017 to the

Ivy IG International Small Cap Fund Prospectus

dated January 10, 2017

as supplemented February 22, 2017

Effective April 10, 2017, additional sales charge reduction and waiver categories will be added to certain share classes of the Fund for purchases through specific intermediaries. Therefore, the prospectus is amended as follows:

The following is inserted as a new sentence immediately following the third sentence of the first paragraph of the “Fees and Expenses” section on page 1:

Further information about intermediary sales charge discounts may be found in Appendix A — Intermediary Sales Charge Discounts and Waivers.

The following is inserted as a new paragraph immediately preceding the third paragraph of the “Your Account — Choosing a Share Class” section on page 14:

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled Intermediary Sales Charge Discounts and Waivers. Appendix A is incorporated herein by reference (is legally a part of this prospectus).

The following is inserted as Appendix A (page A-1), immediately following the last page of the prospectus:

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Funds’ prospectus.

PURCHASES THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

∎

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

∎	Shares purchased by or through a 529 Plan.
∎	Shares purchased through a Merrill Lynch affiliated investment advisory program.
∎	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
∎	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
∎	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.
∎	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
∎	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.
∎

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A, B and C Shares available at Merrill Lynch

∎	Death or disability of the shareholder.
∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
∎	Return of excess contributions from an IRA Account.

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2.
∎	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
∎	Shares acquired through a right of reinstatement.
∎	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only).

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

∎	Breakpoints as described in this prospectus.
∎

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

∎	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).